As filed with the Securities and Exchange Commission on May 15, 1998

                                          Registration No. 333-52487
       =================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            ----------------------
                               AMENDMENT NO. 2 TO
                                   FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ---------------------
                        UNITED STATES FILTER CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE               3589                    33-0266015
--------               ----                    ----------
(State or other        (Primary Standard       (I.R.S. Employer
jurisdiction           Industrial              Identification
of incorporation       Classification          No.)
or organization)       Code Number)

                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                                 (760) 340-0098
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                          -------------------------
                               DAMIAN C. GEORGINO
                    EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                             AND CORPORATE SECRETARY
                        UNITED STATES FILTER CORPORATION
                               40-004 COOK STREET
                          PALM DESERT, CALIFORNIA 92211
                                 (760) 340-0098
    (Name, address, including zip code, and telephone number, including area code, of agent for service)
                            -------------------------

                                   Copy to:
                                JANICE C. HARTMAN
                           KIRKPATRICK & LOCKHART LLP
                              1500 OLIVER BUILDING
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 355-6500

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after this registration statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

      The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

     (a) Exhibits. The following exhibits are filed as part of this registration statement:

     EXHIBIT
     NUMBER      DESCRIPTION
     -------     -----------

     5.01 Opinion of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered*

     23.01       Consent of Kirkpatrick & Lockhart LLP (included in
                 Exhibit 5.01)*

     23.02       Consents of KPMG Peat Marwick LLP and KPMG Audit plc**

     23.03       Consents of Ernst & Young LLP*

     23.04       Consent of Price Waterhouse*

     23.05       Consent of Arthur Andersen LLP*

     23.06       Consent of The Mentor Group, Inc.*

               *   Previously filed.
              **   Two consents filed herewith; three consents previously filed.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palm Desert, State of California, on May 15, 1998.


                        UNITED STATES FILTER CORPORATION

                              By:    /s/ Richard J. Heckmann
                                    --------------------------------
                                    Richard J. Heckmann
                                    Chairman of the Board, President
                                    and Chief Executive Officer



       Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed by the following persons in the capacities and on the dates indicated.



          Signature                      Capacity                 Date
          ---------                      --------                -----


/s/ Richard J. Heckmann          Chairman of the Board,    May 15, 1998
-----------------------------    President and Chief
Richard J. Heckmann              Executive Officer
                                 (Principal Executive
                                 Officer) and a Director




/s/ Kevin L. Spence              Executive Vice            May 15, 1998
-----------------------------    President/Chief
Kevin L. Spence                  Financial Officer
                                 (Principal Financial
                                 and Accounting Officer)




            *                    Executive Vice            May 15, 1998
-----------------------------    President/Chief
Michael J. Reardon               Administrative Officer
                                 and a Director





            *                    President/Chief           May 15, 1998
-----------------------------    Operating Officer -
Nicholas C. Memmo                Process Water Group and
                                 a Director




            *                    Director                  May 15, 1998
-----------------------------
James E. Clark



            *                    Director                  May 15, 1998
-----------------------------
John L. Diederich

                                 Director
-----------------------------
Robert S. Hillas

            *                    Director                  May  15, 1998
-----------------------------
Arthur B. Laffer


                                 Director
-----------------------------
Ardon E. Moore


                                 Director
-----------------------------
Alfred E. Osborne, Jr.


              *                  Director                  May 15, 1998
-----------------------------
J. Danforth Quayle


                                 Director
-----------------------------
C. Howard Wilkins, Jr.


*By:
/s/ Damian C. Georgino
-----------------------------                              May 15, 1998
Damian C. Georgino
Attorney-in-Fact